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                                                   EXECUTION COPY


     SIXTH AMENDMENT, dated as of November 29, 1995 (this "Amendment"), to the Loan and Security Agreement, dated as of December 15, 1993 (as heretofore amended, supplemented or otherwise modified, the "Loan Agreement"), between BankAmerica Business Credit, Inc. (the "Lender") and Grossman's Inc. (the "Borrower").


                      W I T N E S S E T H :


     WHEREAS, the Lender and the Borrower are parties to the Loan
Agreement;

     WHEREAS, the Borrower has requested that the Lender amend the Loan Agreement to permit additional time for the Borrower to demonstrate to the Lender that the Borrower has the ability to repay upon scheduled maturity the Borrower's 14% debentures maturing January 1, 1996; and

     WHEREAS, the Lender is willing to make such amendment but only on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Loan Agreement.

     2.   Amendment of Section 11.1 (Events of Default).  Section
11.1 of the Loan Agreement is hereby amended by deleting paragraph (q) thereof in its entirety and substituting therefor the following:

          "(q) (i) the Borrower shall have failed to demonstrate to the Lender's satisfaction on or prior to December 15, 1995 that the Borrower shall have the ability (other than through the Borrower's operations after December 15, 1995) to repay upon scheduled maturity the Borrower's 14% debentures maturing January 1, 1996, or (ii) the Borrower shall have failed to provide the Lender on or prior to December 15, 1995 with projections of monthly financial and business performance (including balance sheets, statements of operations, Availability projections and cash flows) for the period from December 1, 1995 through April 30, 1996 in form satisfactory to the Lender which confirm to the Lender's satisfaction that the Borrower will (A) maintain projected Availability satisfactory to the Lender and (B) pay all Debt as it matures."


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     3.   Representations and Warranties.  To induce the Lender
to enter into this Amendment, the Borrower hereby represents and warrants to the Lender as follows, with the same effect as if such representations and warranties were set forth in the Loan
Agreement:

          (a) The Borrower has the corporate power and authority to enter into this Amendment and has taken or will take all corporate action required to authorize or ratify its execution and delivery of this Amendment and its performance of the Loan Agreement, as amended hereby (as so amended, the "Amended Agreement"). This Amendment has been duly executed and delivered by the Borrower and the Amended Agreement constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment and the Amended Agreement by the Borrower will not violate its certificate of incorporation or by-laws or any agreement or legal requirement binding on the Borrower.

          (b) On the date hereof and after giving effect to the terms of this Amendment, (i) the Loan Agreement and the other Loan Documents are in full force and effect and constitute the Borrower's binding obligations, enforceable against the Borrower in accordance with their respective terms; (ii) no Event or Event of Default has occurred and is continuing; and (iii) the Borrower does not have any defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

     4. Effectiveness. This Amendment shall be effective as of the date first written above upon receipt by the Lender of a counterpart hereof duly executed by the Borrower.

     5. Limited Effect. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (a) constitute an amendment of any other term or condition of the Loan Agreement or of any instrument or agreement referred to therein or (b) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein. Except as expressly amended hereby, all of the covenants and provisions of the Loan Agreement are and shall continue to be in full force and effect.

     6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL
LAWS OF THE STATE OF NEW YORK.

     7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              BANKAMERICA BUSINESS CREDIT, INC.



                              By:
                                   Name:
                                   Title:


                              GROSSMAN'S INC.



                              By:
                                   Name:
                                   Title: